Schedule "C"
                               ------------

                         BCCA  Royalty  Agreement

THIS  AGREEMENT  made  as  of  the  8th day  of  May  1997.
                                    ---          ---    --

AMONG:
     BRITISH COLUMBIA CANCER AGENCY, a society duly incorporated under the laws of the Province of British Columbia with an office at 600 West 10th Avenue, Vancouver, British Columbia, V5Z 4E6

     ("BCCA")
                                                  OF  THE  FIRST  PART
AND:
     DERMA TECHNOLOGIES INC.,a company duly company under the laws of the Province of British Columbia with an office at 835 West 10th Avenue, Vancouver, British Columbia, V5Z 4E8.

     (the  "company")
                                                 THE  SECOND  PART
AND:

     DR. HARVY LUI, a Physician, of BCCA, 600 West 10th Avenue, Vancouver, British Columbia, V5Z 4E6

     ("Lui")

AND:

     DR. HAISHAN ZENG, A Scientist, of BCCA, 600 West 10th Avenue, Vancouver, British Columbia V5Z 4E6

     ("Zeng")

AND:

     DR. CALUM MACAULAY, a Scientist, of BCCA, 600 West 10th Avenue, Vancouver, British Columbia, V5Z 4E6

     ("MacAulay")
AND:

     DR. DAVIC MCLEAN, a Physician, of BCCA, 600 West 10th Avenue, Vancouver, British Columbia, V5Z 4E6

     ('McLean")

AND:
     DR. BRANCO PALCIC, a Scientist, of BCCA, 600 West 10th Avenue, Vancouver, British Columbia, V5Z 4E6

     (Palcic")

                                                            OF  THE  THIRD  PART

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                                     -2-

WHEREAS:

A.   The  Researchers  are  employed  by  BCCA;

B. On the project originating from in the Skin Working Group of BCCA, a set of conceptual devices have been developed.

C. The Researchers have developed patent applications for three of these devices;

D. Further research is needed in order to develop these devices for commercial use.

E.   BCCA  has  elected  not  to  pursue  the  patenting  of  these  devices.

F. BCCA is willing to permit the Company to undertake the require research to develop these devices, and to build study and laboratory prototypes provided that all risks and costs associated with this research are assumed and paid for by the Company:

G.   The  Company  us  prepared  to  undertake  the  research  and  development.

NOW THERFORE THIS INDENTURE WITNESSETH that in consideration of the premises and of the mutual covenants hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE  1:     DEFINITIONS
                -----------

1.1 In this Agreement unless the context clearly or necessarily indicates otherwise, the following words and phrases shall mean.

     (a) "The devises" is defined as encompassing the embodiments envisioned in the patent applications
          (1)  Fluorescene  scope  system  for  dermatologic  diagnosis,
          (2)  Spectrometer  system  for  diagnosis  of  skin  disease,
          (3) Apparatus and method to monitor photodynamic therapy (DPT) (Abstracts attached in Appendix A)

     (b) "Date of Commencement" ; This Agreement will be deemed to have come into force on the date of execution and will be read and construed accordingly.

     (c) "Gross Revenue" All Revenues, receipts and monies directly or indirectly collected or received whether for cash or credit or by way of benefit, advantage or concession by the Company from the use of the Technology and/or any Products in any or all parts of the word where the world where the Company is permitted by law and by this Agreement to use the Technology and/or the Products. Where any gross revenue is derived from a country other than Canada, it shall be converted into the equivalent in Canadian dollars on the date received by the Company at the rate of exchange set by the Bank of Montreal in the amount of Canadian dollars actually received by the Company pursuant to such conversion shall be included in gross revenue.

     (d) "Royalty Due Date": The last working day of December in each and every year during which this Agreement remains in full force and effect.

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                                     -3-

ARTICLE  2:     PROPERTY  RIGHTS  IN  AND  TO  THE  DEVICES
                -------------------------------------------

2.1 The parties hereby acknowledge and agree subject to Section 3.1 that all rights, title and interest in and to the devices now owned by BCCA shall be and they are hereby assigned by BCCA to the Company.

2.2 The Researchers and BCCA agree to assign to the Company all of their respective right, title and interest in and to the Patents arising out of the devices that may hereafter be applied for.

ARTICLE  3:     ROYALTIES
                ---------

3.1 In consideration of the transfer by the investors of all the rights in and to the devices, the Company shall pay to the investors a Royalty of 1.0% of its Gross Revenue on all Gross Revenue derived from the marketing and manufacturing of the Technology and the marketing manufacturing and sale of Products.

3.2 In consideration of the transfer by BCCA of all the rights in and to the devices, the Company shall pay to BCCA a Royalty of 1.5% of its Gross Revenue on all Gross Revenue derived from the marketing and manufacturing of the Technology and the marketing manufacturing and sale of Products.

3.3 Royalties shall become due and payable on the Royalty Due Date and shall be calculated with respect to Gross Revenue received by the company in the 12 month period immediately preceding the respective Royalty Due Date. The Company shall pay such Royalty on or before the date it becomes due and payable.

3.4 All payments of Royalties made by the Company to BCCA hereunder shall be made in Canadian Dollars without any deduction or reductions of any nature or kind whatsoever, except as may be prescribed by Canadian law.

ARTICLE  4:     ACCOUNTING  RECORDS  IN  RESPECT  OF  ROYALTIES
                -----------------------------------------------

4.1 The Company shall maintain at its principal place of business or such other place as may be most convenient, separate accounts and records of business done under this Agreement, such accounts and reports to be in sufficient detail to enable proper returns to be made under this agreement, and the Company shall require its licensees and sub-licensees to keep similar accounts and records.

4.2 The Company shall deliver to BCCA on the Royalty Due Date any Royalties together with an accounting statement (the "Accounting") setting out in detail how the account in Gross revenue was determined.

4.3 During the term of this Agreement and thereafter, all information provided to BCCA or its representatives pursuant to this Article shall remain confidential and be treated as such by BCCA and will not be made available to any other person.

4.4 Notwithstanding the termination of this Agreement, this Article 4 shall remain in full force and effect until:

     (a) all payments of Royalty required to be made by the Company to BCCA under this Agreement have been made by the Company to BCCA: and

     (b) any other claim or claims of any nature or kind whatsoever of BCCA against the Company have been settled.

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                                     -4-

ARTICLE  5:     RESEARCHERS
                -----------

The Researchers jointly and severally warrant and represent to the Company that the Technology to date has been developed in the course of their employment with BCCA and that they are willing to transfer their right, title or interest in or to any Products to the Company in accordance with the terms of this Agreement.

ARTICLE  6:     TERMINATION
                -----------

6.1     This  Agreement  shall  expire:

     (a) If Patents have been issued with respect to the devices, upon the expiry of the last such Patent issued:

     (b) If no such Patents have been issued, on the date which is 20 years from the Date of Commencement.

ARTICLE  7:     GENERAL
                -------

IN WITNESS WHEROF the parties hereto have caused this Agreement to be executed by the parties on the date hereinbefore set forth.

The  CORPORATE  SEAL  of  BRITISH          )
COLUMBIA  CANCER  AGENCY  was              )
Hereunto  affixed  in  the  presence  of:  )
/s/ Dr. Victor Ling                        )
________________________________           )       c/s
Authorized  Signatory  Dr.  Victor  Ling   )
                                           )
________________________________           )
Authorized  Signatory                      )

The  CORPORATE  SEAL  of  DERMA            )
TECHNOLOGIES  INC.  was  hereunto          )
affixed  in  the  presence  of:            )
/s/ unknown     "president"                )
________________________________           )      c/s
Authorized  Signatory                      )
                                           )
________________________________           )
Authorized  Signatory                      )

SIGNED,  SEAL  AND  DELIVERED  by          )
DR.  HARVY  LUI  in  the  presence  of:    )
                                           )    /s/ DR.  HARVY  LUI
________________________________           )    _________________________
Name                                       )    DR.  HARVY  LUI
                                           )
7726 Kaymen  Dr.                           )
________________________________           )
Address                                    )
                                           )
Secretary                                  )
________________________________           )
Occupation

SIGNED,  SEALED  AND  DELIVERED  by        )
DR.  HAISHAN  ZENG  in  the  presence  of: )
                                           )
/s/ Val Kinnie                             )   /s/ DR.  HAISHAN  ZENG
____________________________               )   ----------------------
Name                                       )   DR.  HAISHAN  ZENG
                                           )
                                           )
12584  -24  Ave,  Surrey                   )
------------------------                   )
Address                                    )
                                           )
Admin. Assistant                           )
-------------------------                  )
Occupation                                 )


SIGNED,  SEAL  AND  DELIVERED  by          )
DR. CALUM MACAULAY in the presence of:     )
/s/ Val Kinnie                             )  /s/ DR.  CALUM  MACAULAY
________________________________           )  ____________________________
Name                                       )  DR.  CALUM  MACAULAY
                                           )
12584  -24  Ave,  Surrey                   )
------------------------                   )
Address                                    )
                                           )
Admin. Assistant                           )
-------------------------                  )
Occupation                                 )


SIGNED,  SEALED  AND  DELIVERED  by        )
DR. DAVID MCLEAN in the presence of:       )
/s/ J. Kowell                              )  /s/ DR.  DAVID  MCLEAN
_________________________________          )  ____________________________
Name                                       )  DR.  DAVID  MCLEAN
                                           )
7726  Kayman  Dr                           )
__________________                         )
Address                                    )
                                           )
Secretary                                  )
_________________________                  )
Occupation                                 )


SIGNED,  SEAL  AND  DELIVERED  by          )
DR. BRANKO PALCIC in the presence of:      )
/s/ Val Kinnie                             )  /s/ DR.  BRANKO  PALCIC
_________________________________          )  ____________________________
Name                                       )  DR.  BRANKO  PALCIC
                                           )
12584  -24  Ave,  Surrey                   )
------------------------                   )
Address                                    )
                                           )
Admin. Assistant                           )
-------------------------                  )
Occupation                                 )